Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 23, 2018 by and among SOUTHWESTERN ENERGY COMPANY, a Delaware corporation (the “Borrower”), the Lenders signatory hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is made to that certain Credit Agreement dated as of April 26, 2018 by and among the Borrower, the lenders from time to time party thereto and the Administrative Agent (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Majority Lenders have agreed to amend the Credit Agreement as hereinafter set forth;

WHEREAS, the Required Lenders have agreed to decrease the Borrowing Base as provided herein; and

WHEREAS, the Required Lenders have determined the Borrowing Base Value of the Borrowing Base Properties that will be subject to the Fayetteville Disposition (as defined below), and desire to inform the Borrower of the amount by which the Borrowing Base will be reduced upon the consummation of the Fayetteville Disposition.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms

 Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

Section 2.  Amendments to Credit Agreement

A.The definition of “Payment Conditions” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Payment Conditions” means, with respect to any transaction, after giving pro forma effect to such transaction, (a) the Total Net Leverage Ratio will not be greater than 3.00 to 1.00, (b) Availability will not be less than 20% of the Credit Limit then in effect and (c) no Default or Event of Default shall have occurred and be continuing.

B.Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement entered into as of October 23, 2018 by and among the Borrower, the Lenders signatory thereto and the Administrative Agent.

“Fayetteville Disposition” means the transaction contemplated by the Flywheel MIPA.

“Flywheel MIPA” means that certain Membership Interest Purchase Agreement, by and between the Borrower and Flywheel Energy Operating, LLC, dated August 30, 2018.

“Qualified Third Party Marketing Contract” means any of the following:

(a)any contract for the purchase and/or sale of Hydrocarbons of third parties (i) which has generally offsetting provisions (i.e. corresponding pricing mechanics, delivery dates and points and volumes) such that no “position” is taken and (ii) for which appropriate credit support has been taken to alleviate the material credit risks of the counterparty thereto;

(b)any contract for the purchase and/or sale of Hydrocarbons of third parties for the sole purpose of utilizing unused contracted transportation or storage capacity of the Borrower or any of its Restricted Subsidiaries so long as such contract does not expose the Borrower or any of its Restricted Subsidiaries to any material commodity price risk; or

(c)any contract for the purchase and/or sale of Hydrocarbons of third parties produced in the Fayetteville Shale in Arkansas that complies in all respects with the Third Party Marketing Provisions, provided that the aggregate exposure of the Borrower and its Restricted Subsidiaries under all such contracts does not exceed $50,000,000 at any time.

“Third Party Marketing Provisions” means provisions governing third party Hydrocarbon marketing activities that the Borrower and its Restricted Subsidiaries may take in connection with any of their respective marketing activities, which has been adopted by management of the Borrower.

C.Article V of the Credit Agreement is hereby amended by inserting the following new Section 5.16 at the end thereof:

SECTION 5.16  Third Party Marketing Provisions

(a)Promptly following the Borrower’s adoption of Third Party Marketing Provisions, the Borrower shall furnish to the Administrative Agent a copy of such Third Party Marketing Provisions.

(b)With each Compliance Certificate delivered pursuant to Section 5.01(c), the Borrower shall certify that (i) all third party Hydrocarbon marketing activity is in compliance with the Third Party Marketing Provisions and (ii) the aggregate exposure of the Borrower and its Restricted Subsidiaries under all contracts described in clause (c) of the definition of “Qualified Third Party Marketing Contract” has not exceeded $50,000,000 in the aggregate at any one time during the fiscal period covered by such Compliance Certificate.

D.Section 6.16 of the Credit Agreement is hereby amended and restated as follows:

SECTION 6.16 Marketing Activities  The Borrower will not, and will not permit any of the Restricted Subsidiaries to, engage in marketing activities for any Hydrocarbons or enter into any contracts related thereto other than (i) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from Oil and Gas Properties of the Borrower and its Subsidiaries during the period of such contract, (ii) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from Oil and Gas Properties of third parties during the period of such contract associated with the Oil and Gas Properties of the Borrower and its Subsidiaries that the Borrower or one of its Subsidiaries has the right to market pursuant to joint operating agreements, unitization agreements or other similar contracts that are usual and customary in the oil and gas business and (iii) Qualified Third Party Marketing Contracts.

Section 3.Borrowing Base Redetermination

On the Amendment No. 1 Effective Date (as defined below), the Borrowing Base shall be redetermined (the “Initial Redetermination”). Upon the Amendment No. 1 Effective Date, the Borrowing Base shall be decreased to $3,100,000,000 pursuant to the Initial Redetermination, and such amount shall become the new Borrowing Base, effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks, and the Lenders on the Amendment No. 1 Effective Date, and shall remain the Borrowing Base until the earlier to occur of the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under the Borrowing Base Adjustment Provisions, whichever occurs first.  For the avoidance of doubt, the Initial Redetermination shall be deemed to be the Scheduled Redetermination which would have otherwise occurred on October 1, 2018.

Section 4.Fayetteville Disposition

Provided that (a) the Closing Date (as such term is defined in the Flywheel MIPA) occurs prior to the next Scheduled Redetermination Date or the next Interim Redetermination Date and (b) no additional Borrowing Base Properties are included in the Fayetteville Disposition other than those identified in the Flywheel MIPA as in effect on the Amendment No. 1 Effective Date, the Required Lenders hereby agree that (i) the Borrowing Base Value attributed to the Borrowing Base Properties conveyed pursuant to the Flywheel MIPA as in effect on the date hereof is $1,000,000,000 and (ii) in accordance with Section 2.20(e)(ii) of the Credit Agreement, the Borrowing Base will be automatically reduced by such amount immediately upon the Closing Date.  Promptly following such automatic reduction, the Administrative Agent shall deliver a notice to the Borrower and the Lenders regarding the amount of the redetermined Borrowing Base, and such amount shall become the new Borrowing Base, effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks, and the Lenders on the Business Day next succeeding delivery of such notice, and shall remain the Borrowing Base until the earlier to occur of the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under the Borrowing Base Adjustment Provisions, whichever occurs first.  For the avoidance of doubt, such automatic reduction is not a Scheduled Redetermination or an Interim Redetermination.

Section 5.Amendment No. 1 Effective Date; Conditions Precedent

This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the following conditions have been satisfied:

A.the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a counterpart of this Amendment executed by the Borrower, the Administrative Agent and each of the Required Lenders;

B.the Borrower shall have paid to the extent invoiced at or before 1:00 p.m., New York City time, on the Business Day immediately prior to the Amendment No. 1 Effective Date, all out‑of‑pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 9.03 of the Credit Agreement or any other Loan Document;

C.the representations and warranties contained in Section 6 hereof shall be true and correct; and

D.no Default or Event of Default shall have occurred and be continuing.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding.

Section 6.Representations and Warranties  To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants that, before and after giving effect to each of the amendments set forth in this Amendment:

A.the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, in the case of any such representations and warranties that are qualified as to materiality or Material Adverse Effect in the text thereof, such representations and warranties are true and correct in all respects) on and as of the Amendment No. 1 Effective Date, except to the extent made as of a specific date, which representations and warranties shall have been true and correct in all material respects as of such specific date (or, in the case of any such representation and warranties that are qualified as to materiality or Material Adverse Effect in the text thereof, such representations and warranties shall have been true and correct in all respects as of such specific date);

B.no Default or Event of Default has occurred and is continuing on the Amendment No. 1 Effective Date; and

C.as of the Amendment No. 1 Effective Date, no amendment, waiver, or modification has been made to the Flywheel MIPA since the date of execution thereof.

Section 7.Confirmation of Loan Documents

 Except as expressly contemplated hereby, the terms, provisions, conditions and covenants of the Credit Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof.  Without limiting the generality of the foregoing, except pursuant hereto or as expressly contemplated or amended hereby, nothing contained herein shall be deemed: (a) to constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document; (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or (c) to constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents made the subject hereof.  The Borrower represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder.

Section 8.Ratification of Collateral Documents

   The Borrower hereby acknowledges and ratifies, on behalf of itself and each other Loan Party, the existence and priority of the Liens granted by the Loan Parties in and to the Collateral in favor of the Secured Parties and represents and warrants, on behalf of itself and each other Loan Party, that such Liens and security interests are valid, existing and in full force and effect.  The Borrower hereby ratifies and confirms, on behalf of itself and each other Loan Party, each Loan Party’s obligations under the Collateral Documents to which such Loan Party is a party and hereby represents and acknowledges, on behalf of itself and each other Loan Party, that the Loan Parties have no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of their obligations thereunder.  Furthermore, the Borrower agrees, on behalf of itself and each other Loan Party, that nothing contained in this Amendment shall adversely affect any right or remedy of the Administrative Agent or the Lenders under the Collateral Documents or any of the other Loan Documents.  Finally, the Borrower hereby represents and warrants, on behalf of itself and each other Loan Party, that the execution and delivery of this Amendment and the other documents executed in connection herewith shall in no way change or modify its or any other Loan Party’s obligations as a debtor, pledgor, assignor, obligor, grantor, mortgagor and/or chargor under any Collateral Document and the other Loan Documents and shall not constitute a waiver by the Administrative Agent or the Lenders of any of their rights against any Loan Party.

Section 9.Effect of Amendment

 From and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Credit Agreement in the Loan Documents and any and all other agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement as modified by this Amendment.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

Section 10.Costs and Expenses

 Pursuant to the terms of Section 9.03 of the Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and the Joint Lead Arrangers and their respective Affiliates in connection with the preparation, execution and enforcement of this Amendment.

Section 11.Choice of Law

 This Amendment and all other documents executed in connection herewith and the rights and obligations of the parties hereto and thereto, shall be construed in accordance with and governed by the law of the State of New York.

Section 12.Counterparts; Integration; Effectiveness

 This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Amendment shall become effective on the Amendment No. 1 Effective Date, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 13.Headings

 Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SOUTHWESTERN ENERGY COMPANY, a Delaware corporation
By /s/ RANDALL BARRON.
Name: Randall Barron.
Title: Vice President and Treasurer

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By /s/ TRAVIS WATSON
Name: Travis Watson
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

ABN AMRO Capital USA LLC, as a Lender
By /s/ D. HOLLEY
Name: D. Holley
Title: Managing Director

By /s/ R. BISSCHEROUX
Name: R. Bisscheroux
Title: Executive Director

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

BANK OF AMERICA, N.A., as a Lender
By /s/ RAZA JAFFERI.
Name: Raza Jafferi
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

BRANCH BANKING AND TRUST COMPANY, as a Lender
By /s/ LINCOLN LaCOUR
Name: Lincoln LaCour
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

BANK OF MONTREAL, as a Lender
By /s/ MELISSA GUZMANN
Name: Melissa Guzmann
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH as a Lender
By /s/ TRUDY NELSON
Name: Trudy Nelson
Title: Authorized Signatory

By /s/ MEGAN LARSON
Name: Megan Larson
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By /s/ NANCY MAK
Name: Nancy Mak
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

CITIBANK, N.A., as a Lender
By /s/ IVAN DAVEY
Name: Ivan Davey
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

CITIZENS BANK, N.A., as a Lender
By /s/ SCOTT DONALDSON
Name: Scott Donaldson
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

COMERICA BANK, as a Lender
By /s/ CAROLINE M. McCLURG
Name: Caroline M. McClurg
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

COMPASS BANK, as a Lender
By /s/ DANIEL FERREYRA
Name: Daniel Ferreyra
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By /s/ MICHAEL WILLIS
Name: Michael Willis
Title: Managing Director

By /s/ DIXON SCHULTZ
Name: Dixon Schultz
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By /s/ JOHN D. TORONTO
Name: John D. Toronto
Title: Authorized Signatory
By /s/ CHRISTOPHER ZYBRICK
Name: Christopher Zybrick
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

FIFTH THIRD BANK, as a Lender
By /s/ LARRY HAYES
Name: Larry Hayes
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender
By /s/ JAMIE MINIERI
Name: Jamie Minieri
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

ING CAPITAL LLC, as a Lender
By /s/ JOSH STRONG
Name: Josh Strong
Title: Director
By /s/ MICHAEL PRICE
Name: Michael Price
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

KEYBANK NATIONAL ASSOCIATION, as a Lender
By /s/ DAVID M. BORNSTEIN
Name: David M. Bornstein
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

MIZUHO BANK, LTD, as a Lender
By /s/ DONNA DeMAGISTRIS
Name: Donna DeMagistris
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

MORGAN STANLEY SENIOR FUNDING, INC, as a Lender
By /s/ JAKE DOWDEN
Name: Jake Dowden
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

MUFG BANK, LTD, as a Lender
By /s/ TRACI BANKSTON
Name: Traci Bankston
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

NATIXIS, NEW YORK BRANCH, as a Lender
By /s/ KENYATTA B. GIBBS
Name: Kenyatta B. Gibbs
Title: Director
By /s/ VIKRAM NATH
Name: Vikram Nath
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By /s/ SANDRA SALAZAR
Name: Sandra Salazar
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

REGIONS BANK, as a Lender
By /s/ RYAN STASH
Name: Ryan Stash
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

ROYAL BANK OF CANADA, as a Lender
By /s/ KATY BERKEMEYER
Name: Katy Berkemeyer
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

SHELL TRADING RISK MANAGEMENT, LLC, as a Lender
By /s/ DAVID P.DAVIS
Name: David P. Davis
Title: Chief Financial Officer

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

SOCIÉTÉ GÉNÉRALE, as a Lender
By /s/ DIEGO MEDINA
Name: Diego Medina
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By /s/ JAMES D. WEINSTEIN
Name: James D. Weinstein
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)

WELLS FARGO BANK, N.A., as a Lender
By /s/ MATTHEW DENKLER
Name: Matthew Denkler
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Southwestern Energy Company)